UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

LEVY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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LEVY ACQUISITION CORP.

444 North Michigan Avenue, Suite 3500

Chicago, IL 60611

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 1:30 p.m. Central Time on Thursday, December 11, 2014

Dear Stockholders of Levy Acquisition Corp.:

The 2014 annual meeting of stockholders (the “Annual Meeting”) of Levy Acquisition Corp., a Delaware corporation (the “Company”), will be held on Thursday, December 11, 2014 at 1:30 p.m. Central Time, at the offices of Sperling & Slater, P.C. located at 55 W. Monroe St., Suite 3200, Chicago, Illinois 60603, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class I directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2014.

The Company’s board of directors has fixed the close of business on November 14, 2014 as the record date for the Annual Meeting. Only stockholders of record on November 14, 2014 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

/s/ Lawrence F. Levy

Lawrence F. Levy
Chairman and Chief Executive Officer and Director
Chicago, Illinois
November 21, 2014

This proxy statement is dated November 21, 2014

and is being mailed with the form of proxy on or shortly after November 21, 2014.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

LEVY ACQUISITION CORP.

444 North Michigan Avenue, Suite 3500

Chicago, IL 60611

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 11, 2014

To the Stockholders of Levy Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2014 annual meeting of stockholders (the “Annual Meeting”) of Levy Acquisition Corp., a Delaware corporation (the “Company”), will be held on Thursday, December 11, 2014 at 1:30 p.m., Central Time, at the offices of Sperling & Slater, P.C. located at 55 W. Monroe St., Suite 3200, Chicago, Illinois 60603, to consider and vote upon the following proposals:

1.	To elect two Class I directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company as of the close of business on November 14, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

/s/ Claire P. Murphy

Claire P. Murphy
General Counsel and Corporate Secretary

LEVY ACQUISITION CORP.

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 1:30 p.m. Central Time on Thursday, December 11, 2014

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2014 annual meeting of stockholders of Levy Acquisition Corp., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 11, 2014 at 1:30 p.m. Central Time, at the offices of Sperling & Slater, P.C. located at 55 W. Monroe St., Suite 3200, Chicago, Illinois 60603.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•	the election of two Class I directors to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified;

•	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014; and

•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of Lawrence F. Levy and Howard B. Bernick as Class I directors; and

•	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014.

Who is entitled to vote?

Holders of our common stock as of the close of business on November 14, 2014, the record date, may vote at the Annual Meeting. As of the record date, there were 18,750,000 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

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If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a street name stockholder, how do I vote?

There are two ways to vote:

•	In person. If you are a street name stockholder and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

•	Proposal No. 2: The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of the holders of shares of outstanding common stock of the Company representing a majority of the voting power of all outstanding shares of common stock of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s General Counsel and Corporate Secretary at 444 North Michigan Avenue, Suite 3500, Chicago, IL 60611, a written notice of revocation prior to the Annual Meeting.

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Please note, however, that if you are a street name stockholder, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If you are a street name stockholder, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Claire P. Murphy, Sophia Stratton and Michael R. Wallach have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All costs associated with this solicitation will be borne directly by Levy Acquisition Corp. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KPMG LLP. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.

Where will I be able to find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at the following address or phone number:

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Levy Acquisition Corp.

Attention: General Counsel and Secretary

444 North Michigan Avenue, Suite 3500

Chicago, IL 60611

Phone: (312) 267-4190

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Are there any appraisal or similar rights for dissenting stockholders?

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our General Counsel and Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than July 24, 2015. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Levy Acquisition Corp.

Attention: General Counsel and Secretary

444 North Michigan Avenue, Suite 3500

Chicago, IL 60611

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our bylaws. To be timely for our 2015 annual meeting of stockholders, our General Counsel and Secretary must receive the written notice at our principal executive offices:

•	not earlier than the opening of business on August 13, 2015; and

•	not later than the close of business on September 12, 2015.

In the event that we hold our 2015 annual meeting of stockholders more than 45 days before or after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the close of business on the 90th day prior to such annual meeting; or

•	the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

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If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our Board of Directors. Any such recommendations should include the nominee’s name, age, business address, residence address, principal occupation or employment, the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the nominee and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and should be directed to our General Counsel and Secretary at the address set forth above.

In addition, the stockholder must give timely notice to our General Counsel and Secretary in accordance with our bylaws, which, in general, require that the notice be received by our General Counsel and Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

You may contact our General Counsel and Secretary at our principal executive offices for a copy of our bylaws.

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BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Four of our directors are independent within the meaning of the listing standards of The NASDAQ Stock Market LLC, or NASDAQ. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names, ages as of November 20, 2014, and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting), for each of the continuing members of our board of directors and for each of our executive officers:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms expiring at the Annual Meeting/Nominees
Lawrence F. Levy	I	70	Chairman and Chief Executive Officer and Director	2013	2014	2017
Howard B. Bernick	I	62	Director	2013	2014	2017
Continuing Directors
Steven C. Florsheim	II	49	Executive Vice President and Chief Acquisitions Officer and Director	2013	2015	—
Marc S. Simon(1)(2)	II	66	Director	2013	2015	—
Ari B. Levy	III	35	President and Chief Investment Officer and Director	2013	2016	—
Craig J. Duchossois(1)(2)	III	70	Director	2013	2016	—
Greg Flynn(2)	III	50	Director	2013	2016	—
Executive Officers (not listed above)
Sophia Stratton	N/A	54	Chief Financial Officer and Treasurer	N/A	N/A	N/A

(1)	Member of our compensation committee
(2)	Member of our audit committee

Nominees for Director

Lawrence F. Levy has served as our Chairman and Chief Executive Officer since August 2, 2013 and as a director since November 19, 2013. Mr. Levy is a Co-Founder and Chairman Emeritus of the Chicago-based Levy Restaurants, an international food service company that Mr. Levy co-founded with his brother in 1978. Mr. Levy was Executive Chairman and Chief Executive Officer of Levy Restaurants until 2004, a few years before the company was sold to Compass Group USA, or Compass. Between 2004 and the sale in 2006, Mr. Levy retained the role of Executive Chairman and promoted his top executive to Chief Executive Officer of Levy Restaurants. As Executive Chairman and Chief Executive Officer, Mr. Levy was responsible for all aspects of operations, strategy, growth, and various other functions of the company. During his time as Executive Chairman and after he became non-executive Chairman in 2006, Mr. Levy continued to actively participate in significant company initiatives and to advise senior management on all aspects of the company, including strategy, operations and corporate development. Currently, Mr. Levy serves as Chairman Emeritus of Levy Restaurants. Mr. Levy is also the Founder and a Managing Partner of Levy Family Partners, LLC, a family investment office that oversees a broad portfolio of public and private investments, including hospitality, real estate, and technology companies. Mr. Levy received his B.S. and M.B.A. from Northwestern University. Ari B. Levy and Steven C. Florsheim are the sons of Lawrence F. Levy.

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Mr. Levy is qualified to serve on our board due to his extensive experience as a chief executive officer of an international food service company and in-depth knowledge of the foodservice industry and his experience on boards of public companies.

Howard B. Bernick has served on our board of directors since November 19, 2013. Since November 2006, Mr. Bernick has served as the president of Bernick Advisory Limited, a private investment advisory company. Since 2009, Mr. Bernick has been a member of the board of directors and compensation committee of Mead Johnson Nutrition Company, a publicly traded pediatric nutrition company. Mr. Bernick previously served as a member of the audit committee of Mead Johnson Nutrition Company and currently serves as a member of the risk management and compliance committee of Mead Johnson Nutrition Company. From November 1994 to November 2006, Mr. Bernick served as president, chief executive officer and a director of Alberto-Culver Company, a publicly traded global branded consumer products and beauty supply distribution company. From August 2001 through October 2008, Mr. Bernick served as a director of the Wm. Wrigley Jr. Company, a global confectionery company that was publicly traded before it was acquired by Mars, Incorporated in 2008. Since 2011, Mr. Bernick has served on the board of directors of The Duchossois Group, Inc., a private holding company with diversified business interests comprised of companies with brands in the residential security, lighting and convenience products markets and the commercial control, automation and digital media markets. Since 2011, Mr. Bernick has also served on the board of the HAVI Group LP, a private company that owns and manages a portfolio of businesses in the packaging, supply chain, and marketing industries. Mr. Bernick’s community involvement includes membership on the board of trustees of The Field Museum in Chicago and service as a director of the American Committee for the Weizmann Institute of Science and the Juvenile Diabetes Research Foundation.

Mr. Bernick is qualified to serve on our board of directors due to his global business experience as former president, chief executive officer and director of Alberto-Culver Company, his private investment advisory experience as president of Bernick Advisory Limited and his board and audit and compensation committee experience with publicly traded companies.

Continuing Directors Also Serving as Executive Officers

Ari B. Levy has served as our President and Chief Investment Officer since September 30, 2013 and as a director since November 19, 2013. Ari B. Levy is a Managing Partner of Levy Family Partners, LLC, a position that he has held since March 2007. At Levy Family Partners, LLC, Ari B. Levy has served on the Investment Committee responsible for evaluating, executing and managing the company’s portfolio of investments. Ari B. Levy also founded Lakeview Investment Group, or Lakeview, in February 2005 as an independent, employee-owned asset management firm that has had in excess of $100 million under management over the past eight years. Prior to founding Lakeview, Ari B. Levy served as a Vice President and Share Partner at Advisory Research, Inc., a Chicago-based investment management firm with approximately $3 billion in assets under management at the time of his departure in August 2004. Prior to his time at Advisory Research, Inc., Ari B. Levy served as an analyst in the investment banking division of Mesirow Financial, working on a number of middle market sell and buy side merger and acquisition advisory engagements across a broad group of sectors. Ari B. Levy holds a B.A. in International Relations from Stanford University. Lawrence F. Levy is Ari B. Levy’s father and Steven C. Florsheim is Ari B. Levy’s half-brother.

Ari B. Levy’s extensive quantitative skills, combined with his years of assessing public and private companies in the restaurant and hospitality sectors, among others, qualify him to serve on our board of directors.

Steven C. Florsheim has served as a director since August 2, 2013 and as our Executive Vice President and Chief Acquisitions Officer since September 30, 2013. Since March 2007, Mr. Florsheim has been a Managing Partner of Levy Family Partners, LLC. From June 2007 to October 2010, Mr. Florsheim was Vice President, and since October 2010 he has been President of LFP Real Estate Management. Mr. Florsheim has also been an officer of LFP Resorts since June 2007 and of LFP Restaurant Management since July 2009. In these capacities, Mr. Florsheim oversees and manages the Levy family’s operating businesses, primarily in the restaurant, hotel and resort, and real estate sectors. Mr. Florsheim has served on the Executive Committees and Advisory Boards of many of the Levy family’s holdings, including for Esperanza Resort in Cabo San Lucas, Mexico and Christophe Harbour, a 2400 acre resort development in the Caribbean. Mr. Florsheim also has assisted in the development of numerous restaurant concepts and served on the Advisory Board to Levy Restaurants prior to its acquisition by Compass. Mr. Florsheim is also the Managing Partner of the law firm of Sperling & Slater. Mr. Florsheim joined the firm as a partner in January 2000 and has been Managing Partner since October 2006. Mr. Florsheim’s legal practice encompasses large-scale, complex commercial litigation matters and corporate transactions, including mergers and acquisitions, financing transactions, and bankruptcy matters. Mr. Florsheim holds a J.D., Order of the Coif, from the University of Michigan Law School and a B.A. in Political Science, cum laude, from Yale University. Lawrence F. Levy is Steven C. Florsheim’s step-father and Ari B. Levy is Steven C. Florsheim’s half-brother.

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Mr. Florsheim’s extensive experience as a practicing attorney for over 20 years and business executive for various Levy family businesses qualify him to serve on our board of directors.

Continuing Independent Directors

Craig J. Duchossois has served on our board of directors since November 19, 2013. Since 1994, Mr. Duchossois has been the chief executive officer and since 1983 has been a director of The Duchossois Group, Inc., a private holding company with diversified business interests in companies with leading brands in the residential security, lighting and convenience products markets and the commercial control, automation and digital media markets. Since 2000, Mr. Duchossois has served on the board of directors of Churchill Downs Incorporated, a publicly traded company that provides horseracing, casino gaming, entertainment and online account wagering on horseracing events.

In addition, Mr. Duchossois currently holds the following leadership positions: Chairman, The Chamberlain Group, Inc.; Chief Executive Officer, Duchossois Capital Management; and Director, Amsted Industries, Inc. His not-for-profit board memberships include Culver Education Foundation, Illinois Institute of Technology, University of Chicago, Kellogg Graduate School of Management, World Business Chicago, the University of Chicago Hospitals, Executive’s Club of Chicago, Economic Club, Chicago Council on Global Affairs and the Marine Corps Scholarship Foundation. He is a member of the Chief Executive Officer’s Organization, World Presidents Organization, and the Civic Committee of the Commercial Club of Chicago. Mr. Duchossois also serves as an advisory board member for Frontenac Company and The Edgewater Funds. Mr. Duchossois is qualified to serve on our board of directors due, among other things, to his experience as a director of a publicly traded company and his executive management experience.

Mr. Duchossois holds a BBA and an MBA from Southern Methodist University. He is past-Chairman of the Board of Visitors for the United States Naval Academy.

Marc S. Simon has served on our board of directors since November 19, 2013. Since February 2001, Mr. Simon has served as chief executive officer and a director of HALO Branded Solutions, Inc., or HALO, a private company that distributes promotional products. Mr. Simon served in the same capacities for HALO’s predecessor, HALO Industries, Inc., which was publicly traded at the beginning of Mr. Simon’s tenure until the business was sold in 2003. Mr. Simon also currently serves on the boards of Smalley Steel Ring Co., a private company that manufactures steel rings and springs, and Expert Global Solutions, Inc. (formerly NCO Group, Inc.), a private company that provides business process outsourcing services. NCO Group’s bonds were publicly traded prior to Mr. Simon joining the Board in 2011 and were retired in 2012. Mr. Simon has also served on the boards of two private holding companies during their respective periods of distress: ALC Holdings, LLC, from August 3, 2011 through November 7, 2011, and Kingpin Holdings, LLC (the holding company for AMF Bowling Worldwide, Inc.), from July 6, 2012 through July 1, 2013. From 1995 through 2001, Mr. Simon served in various roles (including chief financial officer, executive vice president and president, and as a member of the board of directors and audit committee) with APAC Customer Services, Inc., a company that provides call center outsourcing, contact center outsourcing and customer care services and which was publicly traded during Mr. Simon’s tenure. From 1992 through 1995, Mr. Simon was a director of HA-LO Industries, Inc., a publicly traded company at that time and the predecessor to HALO. Mr. Simon is also an attorney, and has been a member of the Illinois and Federal Bars since 1973. Mr. Simon has 22 years of experience in the private practice of corporate law, with an emphasis in mergers and acquisitions. Mr. Simon’s community service includes more than 20 years of service on the board of the Fraida Foundation. He is also a past chairman of the board of Promotional Products Association International, the trade association for the promotional products industry. In July 2001, HA-LO Industries, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Mr. Simon successfully led HALO Industries through the bankruptcy proceedings to profitability within 10 months, paying off all secured lenders in full and making significant payments to unsecured creditors. Mr. Simon subsequently led HALO through three successful acquisitions by private equity investors. The bankruptcy court entered a final decree in 2011.

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Mr. Simon is qualified to serve on our board of directors due to his prior service as a director and officer of several public and private companies, executive management experience, audit committee experience and his knowledge of and experience with corporate law. Mr. Simon holds a B.S. in accountancy and a J.D. from the University of Illinois.

Greg Flynn has served on our board of directors since November 19, 2013. Since 1994, Mr. Flynn has served as the chairman and chief executive officer of Flynn Properties Inc. (and its predecessors), a private company in the commercial real estate market. In addition, since 1998, Mr. Flynn has served as the chairman and chief executive officer of Flynn Restaurant Group LLC (and its predecessors), a private franchisee of restaurants. Since 2009, Mr. Flynn has been a member of the board of directors of the Applebee’s® division of Centralized Supply Chain Services, LLC, a private purchasing cooperative that negotiates purchase and distribution agreements with vendors on behalf of restaurant franchisees. Mr. Flynn’s community involvement includes membership on the board of directors of the Exploratorium® and service as a past co-chairman of the capital campaign for Schools of the Sacred Heart in San Francisco.

Mr. Flynn is qualified to serve on our board of directors due to his 19 years of experience as a chief executive officer, the knowledge of the foodservice industry that he has acquired through his experience with Flynn Restaurant Group LLC, and his service on the board of directors of the Applebee’s® division of Centralized Supply Chain Services, LLC. Mr. Flynn holds an A.B. from Brown University, an M.Lit.St. from the University of Queensland, an M.A. from Yale University, and an M.B.A. from Stanford University.

Executive Officers

Sophia Stratton has served as our Chief Financial Officer and Treasurer since August 2, 2013. Ms. Stratton is the Chief Financial Officer of Levy Family Partners, LLC, a position that she has held since January 2006. Prior to that time, beginning March 2005, Ms. Stratton was Controller for the Levy family’s restaurant operations. In these capacities, Ms. Stratton established the accounting and tax policies, practices and procedures at the parent and subsidiary levels of the Levy family investment portfolio, including operating, real estate, and passive entities. In addition, she oversees treasury, human resources and benefits, risk management, purchasing, investment performance, IT, forecasting, and estate and tax planning. Since March 2010, she has been a Manager of Levy Family Partners, LLC. Ms. Stratton is also member of Levy Family Partners, LLC’s Investment Committee, and has provided consulting services to several portfolio companies. Prior to joining the firm, Ms. Stratton was a Chief Financial Officer in the health care industry from September 2001 to December 2004, preceded by a senior management position at Crowe Horvath (f/k/a Crowe Chizek), an international consulting and public accounting firm. While at Crowe, Ms. Stratton developed, managed and marketed tax, business assurance and operational consulting services to the hospitality and other industries. Ms. Stratton holds a B.A. from Indiana University, post-Baccalaureate Certificate in Accounting and is a certified public accountant.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of NASDAQ. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of NASDAQ.

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Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that Messrs. Bernick, Duchossois, Simon and Flynn do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

Board Leadership Structure and Role in Risk Oversight

We do not require separation of the offices of the Chairman of the Board and Chief Executive Officer and we currently have one person, Mr. Levy, serving in each capacity. In addition, we do not have a lead independent director. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long term interest of stockholders in light of prevailing circumstances. The board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of pursuing an initial business combination. Our board of directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During our fiscal year ended December 31, 2013, the board of directors held one meeting (including regularly scheduled and special meetings), and each director attended the meeting, which constitutes at least 75% of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of our board of directors on which he served (during the periods that he served).

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. During our fiscal year ended December 31, 2013, our audit committee did not hold any formal meetings.

Audit Committee

We established an audit committee of the board of directors prior to the consummation of our initial public offering. Messrs. Duchossois, Simon and Flynn serve as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Duchossois, Simon and Flynn are independent, as independence for audit committee members is defined in NASDAQ listing standards.

Each member of the audit committee is financially literate, and our board of directors has determined that Mr. Simon qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee. Responsibilities of the audit committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

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•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships that the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The compensation committee of our board of directors was established on November 14, 2014. The members of our compensation committee are Messrs. Simon and Duchossois. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, both of whom must be independent. Messrs. Simon and Duchossois are independent, as independence for compensation committee members is defined in NASDAQ listing standards.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer and other executive officers, and its incentive-compensation and equity-based plans;

•	reviewing and discussing with management the Company’s compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC;

•	preparing the Compensation Committee Report as required by the rules of the SEC;

•	evaluating annually the appropriate level of compensation for board and committee service by non-employee directors;

•	considering the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended, and, to the extent the committee determines it appropriate to do so, taking such results into consideration in connection with the review and approval of compensation policies and executive officer compensation; and

•	reviewing compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and reviewing and discussing, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

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The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Howard B. Bernick, Craig J. Duchossois, Marc S. Simon and Greg Flynn. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in Section 3.2 of our bylaws. Any nomination should be sent in writing to our General Counsel and Secretary at Levy Acquisition Corp., 444 North Michigan Avenue, Suite 3500, Chicago, IL 60611. To be timely for our 2015 annual meeting of stockholders, our General Counsel and Secretary must receive the nomination no earlier than August 13, 2015 and no later than September 12, 2015.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics as an exhibit to the registration statement associated with our initial public offering. You can review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit and compensation committee charters are included as annexes to this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee. Lawrence F. Levy (our Chairman and Chief Executive Officer and Director), Ari B. Levy (our President and Chief Investment Officer and Director), Steven C. Florsheim (our Executive Vice President and Chief Acquisitions Officer and Director) and Sophia Stratton (our Chief Financial Officer and Treasurer), are the managers of Levy Family Partners, LLC. Lawrence F. Levy, Ari B. Levy and Steven C. Florsheim serve on our board of directors.

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Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our General Counsel and Secretary at 444 North Michigan Avenue, Suite 3500, Chicago, IL 60611. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our General Counsel and Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

Compensation Discussion and Analysis

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. As described under “Related Party Transactions,” at the closing of our initial public offering, Levy Acquisition Sponsor, LLC (the “Sponsor”), transferred 15,000 private placement warrants at no charge to each of our independent directors and transferred 30,000 private placement warrants at no charge to Michael R. Wallach, our Vice President of Acquisitions. Commencing on November 13, 2013, we began paying an affiliate of the Sponsor a total of (i) $10,000 per month for office space, utilities, secretarial support and administrative services, and (ii) $15,000 per month as reimbursement for a portion of the compensation paid to its personnel including certain of our officers who work on our behalf. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder’s and consulting fees, has been or will be paid to the Sponsor, our executive officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, our officers or directors, or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely that the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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Compensation Committee Report

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on that review and discussion, the compensation committee has recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Marc S. Simon

Craig J. Duchossois

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of seven members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our independent directors have recommended, and our board of directors has approved, Lawrence F. Levy and Howard B. Bernick as nominees for election as Class I directors at the Annual Meeting. If elected, each of Messrs. Levy and Bernick will serve as Class I directors until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Messrs. Levy and Bernick. We expect that Messrs. Levy and Bernick will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During our fiscal year ended December 31, 2013, ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) (“Rothstein Kass”), served as our independent registered public accounting firm. On June 30, 2014 KPMG LLP (“KPMG”) acquired certain assets of Rothstein Kass and certain of its affiliates. As a result of this transaction, as of June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company. On August 7, 2014, our audit committee approved the engagement of KPMG as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2014.

The audit report of Rothstein Kass on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. As the Company was formed on August 2, 2013, the Company did not have financial statements for the year ended December 31, 2012.

During the period from August 2, 2013 (the date of the Company’s inception) through December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference to the subject matter of the disagreements in their report on the Company’s financial statements for such year.

During the period from August 2, 2013 (the date of the Company’s inception) through December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Rothstein Kass a copy of the disclosures set forth above prior to our filing of a Current Report on Form 8-K with the SEC disclosing Rothstein Kass’s resignation as our independent registered public accounting firm and requested that Rothstein Kass furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of this letter, dated July 7, 2014, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on July 7, 2014.

During the fiscal year ended December 31, 2013 and through the subsequent interim period prior to the Company’s engagement of KPMG, the Company did not consult KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of KPMG and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2014. Our audit committee is submitting the appointment of KPMG to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KPMG will be available by telephone at the Annual Meeting to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of KPMG, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to the Company by Rothstein Kass for our fiscal year ended December 31, 2013.

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(In Thousands)
Audit Fees(1)	$46
Audit-Related Fees(2)	$—
Tax Fees(3)	$—
All Other Fees(4)	$—
Total Fees	$46

(1)	Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal year. Fees for fiscal year 2013 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to our initial public offering completed in November 2013.

(2)	Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

(4)	All Other Fees consist of permitted services other than those that meet the criteria described above.

Auditor Independence

In our fiscal year ended December 31, 2013, there were no other professional services provided by Rothstein Kass, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Rothstein Kass or KPMG.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

Vote Required

The ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Marc S. Simon, Chairman

Craig J. Duchossois

Greg Flynn

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 20, 2014, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding 18,750,000 shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Levy Acquisition Sponsor, LLC (the Sponsor)(2)(3)	3,690,000	19.68%
Lawrence F. Levy(2)(3)	3,690,000	19.68%
Ari B. Levy(2)(3)	3,690,000	19.68%
Steven C. Florsheim(2)(3)	3,690,000	19.68%
Sophia Stratton(2)(3)	3,690,000	19.68%
Howard B. Bernick(2)(4)	30,000	*
Craig J. Duchossois(2)(5)	115,000	*
Marc S. Simon(2)(6)	25,000	*
Greg Flynn(2)(7)	40,000	*
All directors and executive officers as a group (nine individuals)	3,900,000	20.80%
AQR Capital Management, LLC(8)	2,250,000	12.00%
Canton Holdings, L.L.C.(9)	1,485,000	7.92%
Davidson Kempner Capital Management LLC (10)	1,485,000	7.92%
Fir Tree Inc.(11)	1,485,000	7.92%
North Pole Capital Master Fund(12)	1,464,235	7.81%
Mounte LLC(13)	1,400,000	7.47%
Pine River Capital Management L.P.(14)	1,000,000	5.33%

* Less than one percent.

(1) Unless otherwise noted, the business address of each of the following is 444 North Michigan Avenue, Suite 3500, Chicago, Illinois 60611.

(2) On August 5, 2013, the Sponsor purchased an aggregate of 4,312,500 Founder Shares (as described below under “Related Party Transactions”) for an aggregate purchase price of $25,000, or approximately $0.006 per share. On October 17, 2013, the Sponsor transferred an aggregate of 69,000 Founder Shares to our independent directors for a price of approximately $0.006 per share. As a result of the underwriters’ election not to exercise their over-allotment option in connection with our initial public offering, our initial stockholders (consisting of the Sponsor and our independent directors) forfeited an aggregate of 562,500 Founder Shares on November 19, 2013, which the Company has cancelled. An aggregate of 937,500 Founder Shares will be subject to forfeiture by our initial stockholders (or their permitted transferees) on the fifth anniversary of our initial business combination unless following our initial business combination the last sale price of our common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for consideration in cash, securities or other property which equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

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(3) The manager of our Sponsor is Levy Family Partners, LLC. Lawrence F. Levy (our Chairman and Chief Executive Officer and Director), Ari B. Levy (our President and Chief Investment Officer and Director), Steven C. Florsheim (our Executive Vice President and Chief Acquisitions Officer and Director) and Sophia Stratton (our Chief Financial Officer and Treasurer) are the managers of Levy Family Partners, LLC and, acting by majority vote, exercise voting and dispositive control over the shares held by the Sponsor. Accordingly, they may be deemed to share beneficial ownership of such shares.

(4) Includes shares that are a part of 15,000 units that Mr. Bernick purchased in our initial public offering through our directed unit program. The 15,000 units that Mr. Bernick purchased in our initial public offering are held by the Howard B. Bernick Revocable Trust dated April 23, 1993.

(5) Includes shares that are a part of 100,000 units that Mr. Duchossois purchased in our initial public offering through our directed unit program. The 100,000 units that Mr. Duchossois purchased in our initial public offering are held by the Craig J. Duchossois Revocable Trust UAD 9/11/1989.

(6) Includes shares that are a part of 10,000 units that Mr. Simon purchased in our initial public offering through our directed unit program. The units that Mr. Simon purchased in our initial public offering are held by Mr. Simon and his spouse, Marcy Simon, as joint tenants.

(7) Includes shares that are a part of 25,000 units that Mr. Flynn purchased in our initial public offering through our directed unit program. The units that Mr. Flynn purchased in our initial public offering are held by the Gregory & Julie Flynn 2002 Revocable Trust UAD 10/30/02.

(8) According to a Schedule 13G filed with the SEC on February 11, 2014 on behalf AQR Capital Management, LLC, a Delaware limited liability company (“AQR Capital”), the shares reported above include shares held by the AQR Diversified Arbitrage Fund, an open-end registered investment company. AQR Capital serves as the investment manager to the AQR Diversified Arbitrage Fund. The business address of this stockholder is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830.

(9) According to a Schedule 13G filed with the SEC on February 14, 2014 on behalf of Canton Holdings, L.L.C., a Delaware limited liability company (“Canton”); Archer Capital Management, L.P., a Delaware limited partnership (“Archer”), as the investment manager to certain private investment funds (the “Archer Funds”); Joshua A. Lobel, an individual and a principal of Canton; and Eric J. Edidin, an individual and a principal of Canton, all of the shares reported above are held by the Archer Funds. Canton, Archer, and Messrs. Lobel and Edidin may be deemed to be the beneficial owners of the shares reported above by virtue of the fact that they have the shared power to vote and dispose of shares that are held by the Archer Funds. The business address of this stockholder is 570 Lexington Avenue, 40th Floor, New York, New York 10022.

(10) According to a Schedule 13G filed with the SEC on November 21, 2013 on behalf of Davidson Kempner Partners, a New York limited partnership (“DKP”); MHD Management Co., a New York limited partnership (“MHD”) and the general partner of DKP; MHD Management Co. GP, L.L.C., a Delaware limited liability company and the general partner of MHD; Davidson Kempner Institutional Partners, L.P., a Delaware limited partnership (“DKIP”); Davidson Kempner Advisers Inc., a New York corporation and the general partner of DKIP; Davidson Kempner International, Ltd., a British Virgin Islands corporation (“DKIL”); Davidson Kempner International Advisors, L.L.C., a Delaware limited liability company and the investment manager of DKIL; Davidson Kempner Capital Management LLC, a New York limited liability company (“DKCM”); and Thomas L. Kempner, Jr., Stephen M. Dowicz, Timothy I. Levart, Robert J. Brivio, Jr., Anthony A. Yoseloff, Eric P. Epstein, Avram Z. Friedman, Conor Bastable, Shulamit Leviant and Morgan Blackwell, who are the managing members of DKCM, DKCM acts as investment manager to each of DKP, DKIP and DKIL either directly or by virtue of a sub-advisory agreement with the investment manager of the relevant fund and is responsible for the voting and investment decisions of DKP, DKIP and DKIL. Thomas L. Kempner, Jr. and Stephen M. Dowicz, through DKCM, are responsible for the voting and investment decisions relating to the shares reported above that are held by DKP, DKIP and DKIL. The business address of this stockholder is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.

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(11) According to a Schedule 13G filed with the SEC on February 13, 2014 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”), the shares reported above include shares purchased by certain private investment funds for which Fir Tree serves as the investment manager (the “Fir Tree Funds”). Fir Tree has been granted investment discretion over portfolio investments, including the shares reported above that are held by the Fir Tree Funds. The business address of this stockholder is Fir Tree Inc., 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

(12) According to a Schedule 13G filed with the SEC on October 10, 2014 on behalf of North Pole Capital Master Fund, a Cayman Islands exempted company (“North Pole”) and Polar Securities Inc., a company incorporated under the laws of Ontario, Canada (“Polar Securities”), the shares reported above are directly held by North Pole. Polar Securities serves as investment advisor to North Pole with respect to the shares reported above. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(13) According to a Schedule 13G filed with the SEC on November 29, 2013 on behalf of Silver Rock Financial LLC, a Delaware limited liability company (“Silver Rock”), Mounte LLC, a Delaware limited liability company (“Mounte”), Ralph Finerman and Carl Meyer, Silver Rock is the record holder of 1,000,000 of the shares reported above, and Mounte is the record holder of 400,000 of the shares reported above. Mr. Finerman is the manager of each of Silver Rock and Mounte and, in this capacity, has the power to vote and dispose of the shares held by each of Silver Rock and Mounte. As such, Mr. Finerman may be deemed to share beneficial ownership of all of the shares of the Company’s common stock that are held by Silver Rock and Mounte. Mr. Meyer is the Chief Investment Officer of Silver Rock and has the power to vote and dispose of the shares held by each of Silver Rock and Mounte. As such, Mr. Meyer may be deemed to share beneficial ownership of all of the shares reported above that are held by Silver Rock and Mounte. Silver Rock is managed by a management committee consisting of four individuals: Mr. Finerman, Jeffrey Green, Stanley Maron and Richard Sandler. The Silver Rock management committee has the power to vote and dispose of the shares held by Silver Rock by approval of a majority of the management committee. Mr. Sandler is also a trustee of certain trusts which, together, hold a majority of the membership interests of Silver Rock. In such capacities, each of the foregoing individuals may be deemed to share beneficial ownership of the shares of common stock held by Silver Rock. The business address of this stockholder is 1250 Fourth Street, Santa Monica, California 90401.

(14) According to a Schedule 13G filed with the SEC on February 3, 2014 on behalf of Brian Taylor, Pine River Capital Management L.P., a Delaware limited partnership (“Pine River”) and Pine River Master Fund Ltd., Brian Taylor and Pine River share voting and investment power over the shares reported above. The business address of this stockholder is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305.

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RELATED PARTY TRANSACTIONS

Founder Shares

On August 5, 2013, the Sponsor, a holder of more than 5% of our outstanding capital stock, purchased 4,312,500 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.006 per share. On October 17, 2013, the Sponsor transferred 17,250 Founder Shares to each of Howard B. Bernick, Craig J. Duchossois, Greg Flynn and Marc S. Simon (the Company’s independent directors), each of whom paid a purchase price of $100 for their respective shares (the same per-share purchase price initially paid by the Sponsor).

The Founder Shares are identical to the shares of common stock included in the units sold in the Company’s initial public offering (the “Public Shares”), except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

On November 19, 2013, the Company’s initial stockholders forfeited an aggregate of 562,500 Founder Shares, so that the initial stockholders, consisting of the Sponsor and Messrs. Bernick, Duchossois, Flynn and Simon, own 20.8% of the Company’s issued and outstanding shares after the Company’s initial public offering.

In addition, 937,500 Founder Shares, representing 5.0% of the Company’s issued and outstanding shares after the initial public offering, are subject to forfeiture by the Sponsor under certain conditions described in the prospectus associated with the initial public offering (the “Prospectus”).

The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions discussed in the Prospectus, the Founder Shares may not be transferred, assigned, sold or released from escrow until one year after the date of the consummation by the Company of an initial business combination or earlier if, subsequent to an initial business combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Rights — The Founder Shares are identical to the Public Shares, except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, (ii) all of the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares in connection with the completion of an initial business combination and (iii) all of the initial stockholders have agreed to waive their rights to liquidating distributions from the trust account established for the benefit of the Company’s public stockholders with respect to their Founder Shares if the Company fails to complete an initial business combination by August 19, 2015, or November 19, 2015 if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by August 19, 2015 but has not completed the initial business combination by such date, although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares that they hold if the Company fails to complete an initial business combination within the prescribed time frame.

Voting — If the Company seeks stockholder approval of an initial business combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Company’s initial public offering in favor of the business combination.

Liquidation — Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares that they may own.

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Private Placement Warrants

On November 19, 2013, the Sponsor purchased from the Company an aggregate of 4,750,000 warrants at a price of $1.00 per warrant (a purchase price of $4.75 million), in a private placement that occurred simultaneously with the completion of the Company’s initial public offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the initial public offering held in the trust account pending completion of an initial business combination. Immediately after the closing of the private placement, the Sponsor transferred 15,000 Private Placement Warrants at no charge to each of Messrs. Bernick, Duchossois, Flynn and Simon and 30,000 Private Placement Warrants at no charge to Michael Wallach, the Company’s Vice President of Acquisitions.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of an initial business combination, and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the units that were sold in the Company’s initial public offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the Company’s initial public offering and have no net cash settlement provisions.

If the Company does not complete an initial business combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act of 1933, as amended. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Directed Unit Program

The Company’s independent directors also purchased an aggregate of 150,000 units in the Company’s initial public offering through the Company’s directed unit program.

Sponsor Loans

The Sponsor also agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the Public Offering. The loan was payable without interest on the completion of the Company’s initial public offering. From August 2, 2013 through November 19, 2013, the Sponsor loaned a total of $254,388 to the Company. The majority of the then outstanding balance on the Note was repaid on November 19, 2013. On November 24, 2013, the Company amended and restated the terms of the Note. The amended terms increased the aggregate total permitted under the Note to $255,000. The remaining terms of the Note were substantially the same as the original. The unpaid principal balance of the Note was due and payable upon the earlier of February 1, 2014 or the consummation of a public offering of the Company's securities. On November 19, 2013, the Company completed its initial public offering, making the entire unpaid amount immediately due at the option of the Sponsor. The Sponsor was repaid the remaining balance on November 25, 2013.

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Administrative Services

The Company has entered into an Amended and Restated Administrative Services Agreement with Levy Family Partners, LLC, pursuant to which the Company will pay Levy Family Partners, LLC a total of (i) $10,000 per month for office space, utilities, secretarial support and administrative services and (ii) $15,000 per month as reimbursement for a portion of the compensation paid to its personnel, including certain of the Company’s officers who work on the Company’s behalf. Upon completion of an initial business combination or the Company’s liquidation, the Company will cease paying these monthly fees. Levy Family Partners, LLC is the manager of the Sponsor. Lawrence F. Levy (our Chairman and Chief Executive Officer and Director), Ari B. Levy (our President and Chief Investment Officer and Director), Steven C. Florsheim (our Executive Vice President and Chief Acquisitions Officer and Director) and Sophia Stratton (our Chief Financial Officer and Treasurer) are the managers of Levy Family Partners, LLC.

Related Party Policy

Prior to the consummation of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted prior to the consummation of our initial public offering was filed as an exhibit to the registration statement associated with our initial public offering.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our initial public offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. Our audit committee charter is included as an annex to this proxy statement. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of the Sponsor or our officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that our initial business combination is fair to the Company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to the Sponsor or our officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination:

•	Repayment of up to an aggregate of $200,000 in loans made to us by the Sponsor to cover offering-related and organizational expenses;

•	Payment to an affiliate of the Sponsor of $10,000 per month for office space, utilities, secretarial support and administrative services;

•	Reimbursement of an affiliate of the Sponsor for a portion of the compensation paid to its personnel, including certain of our officers, who work on our behalf, in an amount not to exceed $15,000 per month;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and
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•	Repayment of loans which may be made by the Sponsor or an affiliate of the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

Our audit committee will review on a quarterly basis all payments that were made to the Sponsor, our officers or directors, or our or their affiliates.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during our fiscal ended December 31, 2013, all Section 16(a) filing requirements were satisfied on a timely basis.

Fiscal Year 2013 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2013 are included in our Annual Report on Form 10-K, which we are including with this proxy statement. This proxy statement and our Annual Report on Form 10-K are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to our General Counsel and Secretary at Levy Acquisition Corp., 444 North Michigan Avenue, Suite 3500, Chicago, IL 60611.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Chicago, Illinois
November 21, 2014

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Annex A

LEVY ACQUISITION CORP.

AUDIT COMMITTEE CHARTER

1.	STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Levy Acquisition Corp. (the “Company”).

2.	PURPOSE

The Committee is appointed by the Board for the primary purposes of:

•	Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

•	the quality and integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements as well as compliance with all documents filed by the Company with the Securities and Exchange Commission (the “SEC”); review of the independent auditors’ qualifications and independence; and

•	the performance of the Company’s internal audit function and the Company’s independent auditors;

•	Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors, and

•	Preparing the report to be included in the Company’s annual proxy statement, as required by the SEC rules.

•	In the event any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise cause compliance.

3.	COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall, within one year of the listing of the Company’s securities, be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the Nasdaq Stock Market LLC and all other applicable laws.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, to the extent practicable at least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

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4.	RESPONSIBILITIES

The Committee will:

1. Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the independent auditors. In connection with such review, the Committee will:

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence;

•	Review significant changes in accounting or auditing policies;

•	Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;

•	Review with the independent auditors, management and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;

•	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management;

•	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with Management, the senior internal auditing executive and the independent auditor.

3. Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will:

•	Have authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;

•	Have authority to approve the engagement letter and the fees to be paid to the independent auditors;
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•	Pre-approve all audit and permitted non-audit services to be performed by the independent auditors and the related fees and terms for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);

•	Monitor and obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;

•	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

•	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

•	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

•	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

•	Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

4. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

•	Review the appointment or replacement of the senior internal auditing executive;

•	Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities;

•	Review internal audit activities, budget and staffing; and

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

5. Review with the independent auditors and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

6. Resolve any differences in financial reporting between management and the independent auditors.

7. Establish procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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8. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

9. Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

10. Meet periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent auditors.

11. Review and approve all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404.

12. Review periodically with the Company’s management, independent auditors, and legal advisors, as appropriate (i) legal, regulatory and compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports which raise material issues on the financial statements or accounting policies, and (ii) corporate compliance policies or codes of conduct.

13. As appropriate, obtain advice and assistance from outside legal, accounting or other advisers.

14. Report regularly to the Board with respect to Committee activities.

15. Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

16. Review and reassess annually the adequacy of this Committee Charter and recommend any proposed changes to the Board.

17. Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”) and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.

18. Inquire and discuss with management the Company’s compliance with applicable laws and regulations.

19. Determine the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

20. Review and approve, on a quarterly basis, all payments made to the Company’s existing holders, sponsor, executive officers or directors and their and the Company’s respective affiliates.

5.	PROCEDURES

1. Action.

A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.

2. Fees.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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3. Limitations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors.

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Annex B

LEVY ACQUISITION CORP.

CHARTER OF

THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Levy Acquisition Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s charter or bylaws or the Board.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors (including a chairperson) as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ Stock Market LLC (“NASDAQ”), and any additional requirements that the Board deems appropriate. In determining whether a director is eligible to serve on the Committee, the Board shall affirmatively determine that the director is independent under the rules and regulations of the SEC and NASDAQ, considering all factors specifically relevant to determining whether a director has any relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including but not limited to the source of the director’s compensation and the director’s affiliation with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Committee has directors who are not outside directors and/or non-employee directors, the members of the Committee who are outside directors and non-employee directors shall constitute a subcommittee with authority to act on behalf of the Committee with respect to matters falling within the ambit of Section 162(m) of the Code and/or Rule 16b-3.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

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Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In addition to such other duties as may be assigned by law, the Board or the Company’s charter or bylaws, the Committee shall be responsible for executive compensation and general compensation and employee benefit plans (as described below).

A. Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

(a) To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c) To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level, including salary, bonus, incentive and equity compensation, based on this evaluation. The Chief Executive Officer may not be present during the Committee’s voting or deliberations. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

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(d) To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation, including salary, bonus, incentive and equity compensation, of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

(e) To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors.

(f) To review and approve any employment agreements, change-in-control provisions, severance or termination arrangements to be made with any executive officer of the Company.

(g) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(h) To review and approve any special perquisites, cash payments and/or other compensation and personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(i) To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of compensation policies and executive officer compensation.

(j) To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(k) To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

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(l) To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(m) To prepare the annual Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B. General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a) To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b) To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c) To review all equity-compensation plans to be submitted for stockholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.

(d) To implement and administer the Company’s incentive compensation equity-based remuneration plans, if any.

(e) To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

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V.	ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers other than the Chief Executive Officer and the Company’s director compensation arrangements.

VI.	DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.	EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VIII.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

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(b)	The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)	Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

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While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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LEVY ACQUISITION CORP.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1.	To elect two Class I Directors to serve on the Company’s Board of Directors until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified.

Election of Class I Directors: Lawrence F. Levy and Howard B. Bernick

	For All ☐	Withhold All ☐	For All Except* ☐

*Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

________________________________________________________________________________________

2.	Ratification of the appointment by the Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014.

	For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature ___________________	Signature_______________________	Date_________, 2014

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

LEVY ACQUISITION CORP.

444 North Michigan Avenue, Suite 3500

Chicago, IL 60611

December 11, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEVY ACQUISITION CORP.

The undersigned hereby appoints Claire P. Murphy, Sophia Stratton and Michael R. Wallach, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of Levy Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 14, 2014 at the Annual Meeting of Stockholders to be held on Thursday, December 11, 2014 at 1:30 p.m. Central Time, at the offices of Sperling & Slater, P.C. located at 55 W. Monroe St., Suite 3200, Chicago, Illinois 60603, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee and FOR Proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

LEVY ACQUISITION CORP.